SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                    ________________

                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                           Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): June 17, 1999

                                SEARS, ROEBUCK AND CO.

               (Exact Name of Registrant as Specified in Charter)


  New York                   1-416                      36-1750680
(State or Other         (Commission File Number)      (IRS Employer
 Jurisdiction                                      Identification No.)
of Incorporation)

3333 Beverly Road, Hoffman Estates, Illinois               60179
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code (847) 286-2500

























Item 5.  Other Events.

     On June 17, 1999, the Registrant issued the press release attached hereto as Exhibit 99, which reports on Registrant's progress with its strategic business initiatives.

     Certain of the statements contained in the attached press release are forward looking and as such involve risks and uncertainties that could cause actual results to differ materially. The Registrant's forward-looking statements are based on assumptions about many important factors, including competitive conditions in the apparel industry, changes in consumer confidence, spending and preferences in apparel, consumer responses to changes in advertising and other marketing efforts, general United States economic conditions including interest rate fluctuations and trends in personal bankruptcies, the availability of growth opportunities and normal business uncertainty. While the Registrant believes that its assumptions are reasonable, it cautions that it is impossible to predict the impact of certain factors that could cause actual results to differ materially from predicted results.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     The Exhibit Index on page E-1 is incorporated herein by reference.


































 	                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        SEARS, ROEBUCK AND CO.



Date: June 29, 1999                     By: /s/ Julian C. Day
                                                Julian C. Day
                                                Executive Vice President
                                                and Chief Financial
                                                Officer







































                                       EXHIBITS


99.    Sears, Roebuck and Co. press release dated June 17, 1999.
































                                       E-1